UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 9, 2015

Masco Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan	48180
(Address of Principal Executive Offices)	(Zip Code)

(313) 274-7400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated February 9, 2015 reporting Masco Corporation’s financial results for the fourth quarter and full-year of 2014 and certain other information and supplemental information prepared for use in connection with the financial results for the fourth quarter and full-year of 2014. On February 9, 2015, Masco Corporation will hold an investor conference call and web cast to discuss financial results for the fourth quarter and full-year of 2014.

This information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99   Press Release of Masco Corporation dated February 9, 2015 reporting Masco Corporation’s financial results for the fourth quarter and full-year of 2014 and certain other information and supplemental information prepared for use in connection with the financial results for the fourth quarter and full-year of 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

	By:	/s/ John G. Sznewajs
	Name:	John G. Sznewajs
	Title:	Vice President, Treasurer and
Chief Financial Officer

February 9, 2015

EXHIBIT INDEX

99           Press Release of Masco Corporation dated February 9, 2015 reporting Masco Corporation’s financial results for the fourth quarter and full-year of 2014 and certain other information and supplemental information prepared for use in connection with the financial results for the fourth quarter and full-year of 2014.